UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2010
THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon	93-0816972
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035
(Address of principal executive offices) (Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 6, 2010, The Greenbrier Companies, Inc. (“Greenbrier”) entered into a purchase agreement (the “Purchase Agreement”) by and among Greenbrier and the underwriters named therein (the “Underwriters”). Pursuant to the Purchase Agreement, Greenbrier agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions set forth therein, 4,000,000 shares of Greenbrier’s common stock at a price of $12.50 to the public, less an underwriting discount of $0.625 per share. The Underwriters also have an option to purchase up to 600,000 additional shares of Greenbrier’s common stock at the same price per share solely to cover over-allotments, if any. The Public Offering is expected to close on May 12, 2010, subject to customary closing conditions. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
     The common stock to be sold pursuant to the Purchase Agreement was registered pursuant to Greenbrier’s effective Registration Statement on Form S-3 (Registration No. 333-165924) (the “Registration Statement”). In connection with Greenbrier filing with the Securities and Exchange Commission a prospectus supplement dated May 6, 2010, Greenbrier is filing as Exhibits 5.1 and 23.1 hereto, and to be incorporated by reference into the Registration Statement, an opinion and consent of Tonkon Torp LLP, legal counsel to Greenbrier, issued to Greenbrier as to the validity of the shares of Greenbrier’s common stock being offered in the Public Offering. The Purchase Agreement is also incorporated by reference as an exhibit to the Registration Statement.
Item 7.01 Regulation FD Disclosure.
     On May 7, 2010, Greenbrier issued a press release announcing the pricing of the Public Offering. Greenbrier is furnishing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.
     The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of Greenbrier that provide for the incorporation of all reports and documents filed by Greenbrier under the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

1.1	Purchase Agreement dated May 6, 2010, by and among The Greenbrier Companies, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies & Company, Inc.

5.1	Opinion of Tonkon Torp LLP, dated May 6, 2010.

23.1	Consent of Tonkon Torp LLP, dated May 6, 2010 (contained in Exhibit 5.1).

99.1	Press Release of The Greenbrier Companies, Inc. dated May 7, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC. (Registrant)
Date: May 7, 2010	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel and Chief Compliance Officer